UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2003

___________________

HAGGAR CORP.

(Exact name of registrant as specified in its charter)

NEVADA	0-20850	75-2187001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6113 Lemmon Avenue

Dallas, Texas  75209

(Address of principal executive offices including zip code)

(214) 352-8481

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Item 7.            Financial Statements and Exhibits.

The following exhibit is being furnished pursuant to Item 9.

(c)           Exhibits.

99.1 — Press release dated February 3, 2003.

Item 9.            Regulation FD Disclosure.

In a press release dated February 3, 2003, the Board of Directors of Haggar Corp. (the “Company”) announced Rae F. Evans and James Neal Thomas as nominees for election as Class I directors at the next annual meeting of stockholders, to be held on April 2, 2003.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 9 by reference.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGGAR CORP.
(Registrant)

Date: February 3, 2003	By:	/s/ J. M. Haggar, III
	Name:	J. M. Haggar, III
	Title:	Chairman of the Board of Directors
and Chief Executive Officer